UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 31, 2008

                       Frontier Communications Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

           001-11001                                  06-0619596
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    (Commission File Number)                (IRS Employer Identification No.)


   3 High Ridge Park, Stamford, Connecticut                  06905
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   (Address of principal executive offices)                (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)

                         Citizens Communications Company
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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events
               ------------

                    On  July  31,  2008,  the  Company  announced  that  it  has completed its name change and ticker symbol change from Citizens Communications Company (NYSE: CZN) to Frontier Communications Corporation (NYSE: FTR).

                    The  Company  also  announced  that its  Board of  Directors declared a regular quarterly cash dividend of $0.25 per share, payable on September 30, 2008 to holders of record of its common stock at the close of business on September 9, 2008.

                    A copy of the  Company's  press  release  issued on July 31,
               2008 announcing the effectiveness of the name and ticker symbol change and the declaration of the dividend is filed herewith as
               Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               (d)  Exhibits

               99.1 Press Release of Frontier Communications  Corporation issued
                    July 31, 2008.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FRONTIER COMMUNICATIONS CORPORATION


Date:  July 31, 2008               By:/s/ David R. Whitehouse
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                                       David R. Whitehouse
                                       Senior Vice President and
                                       Treasurer